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                             ARTHUR ANDERSEN LLP






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Independence Bancorp, Inc.

         As independent public accountants, we hereby consent to the use of our report dated January 19, 1996 and to all references to our Firm included in or made a part of this Amendment No. 2 to Form S-3.



                                              /s/  ARTHUR ANDERSEN LLP
                                              ----------------------------
                                              ARTHUR ANDERSEN LLP



Roseland, New Jersey
July 10, 1996